                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000


                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         NEW YORK                     0-25104                    16-0956508
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


     BROADWAY ATRIUM, 45 BROADWAY, SUITE 1105, NEW YORK, NEW YORK 10006-6700
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 771-1000


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS

         On November 20, 2000, Continental Information Systems Corporation (the "Company") completed a repurchase of 607,158 shares of outstanding common stock from The Chase Manhattan Bank and its wholly owned subsidiaries. The reacquired shares represented 9.30% of the 6,527,344 shares outstanding. The shares were purchased at $.9882 per share, which was less than the market price.

         The repurchase was approved by the Company's Board of Directors at a regularly scheduled meeting held on the same date.

         The repurchase, combined with other purchases in the fiscal quarter, reduced the number of outstanding shares from 6,576,244, as reported on the Company's most recently filed Form 10Q, to 5,920,186.


                                       2
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONTINENTAL INFORMATION SYSTEMS CORPORATION


                                    BY:    /S/ JONAH M. MEER
                                    NAME:  JONAH M. MEER
                                    TITLE: CHIEF OPERATING OFFICER


DATED: NOVEMBER 28, 2000